Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Committee has not granted stock option awards since 2014. During 2025, the Committee did not take material nonpublic information into account when determining the timing and terms of equity awards and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	During 2025, the Committee did not take material nonpublic information into account when determining the timing and terms of equity awards and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.